UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                                 Date of report
                                February 22, 2002
                        (date of earliest event reported)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Global Business Services, Inc.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

  Delaware                                                    65-0963621
--------------------------------------------------------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


213 S. Robertson Boulevard, Beverly Hills, CA                         90211
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (zip code)

                                 (310) 288-4585
                               ------------------
                         (Registrant's telephone number)



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     As previously reported on its Form 8-K filed on March 8, 2002, the Registrant has signed an Agreement and Plan of Reorganization with Cyber Centers, Inc., a privately-held Nevada corporation ("CCI"), pursuant to which the Registrant shall acquire all of the issued and outstanding shares of the common stock of CCI in exchange for (a) approximately 3,170,000 shares of its common stock; (b) approximately 3,170,000 shares of its Class A Voting Convertible Preferred Stock; and (c) approximately 3,170,000 shares of its Class B Voting Convertible Preferred Stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

          1. Consolidated balance sheets (unaudited) of Cyber Centers, Inc. as of September 30, 2001 and December 31, 2001.
          2. Consolidated statements of operations (unaudited) of Cyber Centers, Inc. for the fiscal quarters ended September 30, 2001 and December 31, 2001.
          3. Consolidated statements of cash flow (unaudited) of Cyber Centers, Inc. for the fiscal quarters ended September 30, 2001 and December 31, 2001.
          4.   Notes to financial statements.

                      Cyber Centers, Inc. and Subsidiaries

                    Consolidated Balance Sheets (unaudited)*

                               As of September 30

                                     ASSETS
CURRENT ASSETS:                                                             2001        2000
                                                                     ----------- -----------
  Cash and Cash Equivalents                                         $          - $    47,044
  Accounts Receivable)                                                    24,875      11,824
  Inventories                                                              8,500       8,523
                                                                     ----------- -----------
   TOTAL CURRENT ASSETS                                                   33,375      67,391
                                                                     ----------- -----------

PROPERTY AND EQUIPMENT, net of Accumulated
  Depreciation of $158,443 and $36,631                                 1,090,662     946,644
                                                                     ----------- -----------

OTHER ASSETS:
  Assets Held for Sales (Note 2)                                       3,060,350   3,060,350
  Goodwill and Intangibles, net of Accumulated Amortization
    of $100,798 and $19,039 (Note 3)                                   3,386,792   1,828,001
  Deposits                                                                11,789      14,093
                                                                     ----------- -----------
   TOTAL OTHER ASSETS                                                  6,458,931   4,902,444
                                                                     ----------- -----------

   TOTAL ASSETS                                                     $  7,582,968 $ 5,916,479
                                                                     =========== ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Bank Overdraft                                                    $     31,840 $         -
  Accounts Payable                                                       305,851     105,205
  Accruals and Other Payable                                             152,969     374,369
  Notes Payable                                                                -     113,865
                                                                     ----------- -----------
   TOTAL CURRENT LIABILITIES                                             490,660     593,439
                                                                     ----------- -----------

LONG TERM LIABILITIES:
  Convertible Debenture                                                  951,000           -
                                                                     ----------- -----------
   TOTAL LONG TERM LIABILITIES                                           951,000           -
                                                                     ----------- -----------

   TOTAL LIABILITIES                                                   1,441,660     593,439
                                                                     ----------- -----------

STOCKHOLDERS' EQUITY:
  Common Stock, $.0008 par value, authorized 30,000,000
    shares; issued and outstanding 8,607,600 shares in 2000
    and 9,846,550 in 2001                                                  7,877       6,886
  Additional Paid-in Capital                                           8,572,445   7,000,375
  Accumulated Deficit                                                 (2,439,014) (1,684,221)
                                                                     ----------- -----------
   TOTAL STOCKHOLDERS' EQUITY                                          6,141,308   5,323,040
                                                                     ----------- -----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $  7,582,968 $ 5,916,479
                                                                     =========== ===========

                            * See accompanying notes.

                      Cyber Centers, Inc. and Subsidiaries

               Consolidated Statements of Operations (unaudited)*

                                                            First Quarter Ended
                                                                September 30
                                                         ----------- -----------
                                                                2001        2000
                                                         ----------- -----------
REVENUES                                                 $   893,697  $  278,649

Cost of Sales                                                508,252     162,912
                                                         ----------- -----------

   GROSS PROFIT                                              385,445     115,737
                                                         ----------- -----------

   OPERATING EXPENSES                                        549,697     473,887
   DEPRECIATION AND AMORTIZATION                              31,487      15,514
                                                         ----------- -----------

   INCOME FROM OPERATIONS                                   (195,739)   (373,664)
                                                         ----------- -----------

OTHER INCOME(EXPENSES):
  Other Income                                                 6,439      18,147
  Interest Expenses                                           39,090           -
                                                         ----------- -----------

   LOSS BEFORE INCOME TAXES                                 (228,390)   (355,517)
                                                         ----------- -----------

PROVISION FOR INCOME TAXES                                     1,600           -
                                                         ----------- -----------

   NET LOSS                                              $  (229,990) $ (355,517)
                                                         =========== ===========

Weighted Average Number of Common Shares                   8,779,388   7,647,451

Net Loss per Share                                       $     (0.03) $    (0.05)


                            * See accompanying notes.

                      Cyber Centers, Inc. and Subsidiaries

               Consolidated Statements of Cash Flows (unaudited)*

                                                           First Quarter Ended
                                                               September 30
                                                         ----------- -----------
                                                                2001        2000
                                                         ----------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                             $  (229,990) $ (355,517)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and Amortization                             31,487      15,514
    (Increase) decrease in:
       Accounts receivable                                     3,876      12,751
       Deposits, prepayments and other receivables            10,168       5,915
       Inventories                                                 -           -
    Increase (decrease) in:
       Accounts payable                                      (26,087)    (18,420)
       Accruals and other payable                            105,156     474,306
                                                         ----------- -----------

    NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES        (105,390)    134,549
                                                         ----------- -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Acquisitions of property and equipment                   (21,319)   (631,610)
    Acquisitions of Goodwill                                 (67,565) (1,521,186)
                                                         ----------- -----------

    NET CASH (USED) BY INVESTING ACTIVITIES                  (88,884) (2,152,796)
                                                         ----------- -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Increase/(Decrease) in long term debt                          -     (55,007)
    Increase/(Decrease) in deposit (stock subscription)            -     (25,000)
    Increase/(Decrease) in debentures                       (117,000)          -
    Issued shares                                            209,204   2,101,143
                                                         ----------- -----------

    NET CASH PROVIDED BY FINANCING ACTIVITIES                 92,204   2,021,136
                                                         ----------- -----------

    NET INCREASE (DECREASE) IN CASH                         (102,070)      2,889

CASH, As of June 30                                           70,230      44,155
                                                         ----------- -----------

CASH, As of September 30                                 $   (31,840) $   47,044
                                                         =========== ===========

                            * See accompanying notes.

NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited interim financial statements of Cyber Centers, Inc. (the "Company"), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto filed with the SEC on Form 8-K (File No. 000-28587). In the opinion of management, all adjustments, consisting of normal recurring adjustments necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year have been omitted.


NOTE 2: ASSETS HELD FOR SALE

     The Company acquired artwork and websites in October 1999 through the issuance of common stock valued at $3,060,350.

     In the fall of 2001, management decided to sell these assets, and has determined that the current carrying value of $3,060,350 approximates the net realizable value upon sale.

NOTE 3: GOODWILL AND INTANGIBLES

     The Company acquired Postal Connections of America Franchise Corp. and 7 retail stores during fiscal 2001 and 2000, in exchange for $535,000 cash and 1,986,000 shares valued at $3,465,000 in 2001 and $622,512 in cash and $55,007 in debt in 2000. The first store was acquired in December 1999.

     In June 2001, the Financial Accounting Standards Board issued FAS 142, Goodwill and Other Intangible Assets. Under FAS 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed at least annually for impairment. The amortization provisions of FAS 142 apply to goodwill and intangible assets acquired after June 30, 2001. With respect to goodwill and intangible assets acquired prior to July 1, 2001, the Company is required to adopt FAS 142 effective July 1, 2001. Changes in the estimated useful lives of intangible assets are not expected to result in a material effect on net income in 2002. As of September 30, 2001, the Company had goodwill and intangibles of $3,386,792. Pursuant to FAS 142, the Company will test its goodwill for impairment upon adoption and, if impairment is indicated, record such impairment as a cumulative effect of an accounting change. Management believes that no impairment is indicated for the three months ended September 30, 2001.

                      Cyber Centers, Inc. and Subsidiaries

                    Consolidated Balance Sheets (unaudited)*

                                As of December 31

                                     ASSETS
CURRENT ASSETS:                                                             2001        2000
                                                                     ----------- -----------
 Cash and Cash Equivalen)                                            $    14,897 $    61,717
 Accounts Receivable                                                      17,417         645
 Inventories                                                               8,500      17,023
                                                                     ----------- -----------
  TOTAL CURRENT ASSETS                                                    40,814      79,385
                                                                     ----------- -----------

PROPERTY AND EQUIPMENT, net of Accumulated
  Depreciation of $183,340 and $83,998                                 1,059,444     955,893
                                                                     ----------- -----------

OTHER ASSETS:
 Assets Held for Sales (Note 2)                                        3,060,350   3,060,350
 Goodwill and Intangibles, net of Accumulated Amortization
   of $107,589 and $110,292 (Note 3)                                   3,301,741   1,808,749
 Deposits                                                                 11,892      14,205
                                                                     ----------- -----------
  TOTAL OTHER ASSETS                                                   6,373,983   4,883,304
                                                                     ----------- -----------

  TOTAL ASSETS                                                       $ 7,474,241 $ 5,918,582
                                                                     =========== ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts Payable                                                    $   202,444 $   144,802
 Accruals and Other Payable                                              173,816     181,003
 Notes Payable - Affiliated Companies                                    206,049           -
                                                                     ----------- -----------
  TOTAL CURRENT LIABILITIES                                              582,309     325,805
                                                                     ----------- -----------

LONG TERM LIABILITIES:
 Convertible Debenture                                                   265,000           -
                                                                     ----------- -----------
  TOTAL LONG TERM LIABILITIES                                            265,000           -
                                                                     ----------- -----------

  TOTAL LIABILITIES                                                      847,309     325,805
                                                                     ----------- -----------

STOCKHOLDERS' EQUITY:
 Common stock, $.0008 par value, authorized 30,000,000
   shares; issued and outstanding 9,057,700 shares in 2000
   and 9,428,845 in 2001                                                   7,543       7,246
 Additional Paid-in Capital                                            9,334,527   7,276,500
 Accumulated Deficit                                                  (2,715,138) (1,690,969)
                                                                     ----------- -----------
  TOTAL STOCKHOLDERS' EQUITY                                           6,626,932   5,592,777
                                                                     ----------- -----------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $ 7,474,241   5,918,582
                                                                     =========== ===========

                            * See accompanying notes.

                      Cyber Centers, Inc. and Subsidiaries

               Consolidated Statements of Operations (unaudited)*

                                                            Two Quarters Ended
                                                                  December 31
                                                         ----------- -----------
                                                                2001        2000
                                                         ----------- -----------
REVENUES                                                 $ 2,706,970 $   688,860

Cost of Sales                                              1,954,307     349,073
                                                         ----------- -----------

   GROSS PROFIT                                              752,663     339,787
                                                         ----------- -----------

   OPERATING EXPENSES                                      1,112,683     690,229
   DEPRECIATION AND AMORTIZATION                              64,405      48,023
                                                         ----------- -----------

   INCOME FROM OPERATIONS                                   (424,425)   (398,465)
                                                         ----------- -----------

OTHER INCOME(EXPENSES):
  Other Income                                                 8,960      36,200
  Interest Expenses                                           61,020           -
  Loss on Abandonment of Assets                               13,526           -
                                                         ----------- -----------

   LOSS BEFORE INCOME TAXES                                 (490,011)   (362,265)
                                                         ----------- -----------

PROVISION FOR INCOME TAXES (Note 4)                           16,103           -
                                                         ----------- -----------

   NET LOSS                                              $  (506,114) $ (362,265)
                                                         =========== ===========

Weighted Average Number of Common Shares                   9,003,611   8,356,955

Net Loss per share                                       $     (0.06) $    (0.04)

                            * See accompanying notes.

                      Cyber Centers, Inc. and Subsidiaries

               Consolidated Statements of Cash Flows (unaudited)*

                                                             Two Quarters Ended
                                                                 December 31
                                                         ----------- -----------
                                                                2001        2000
                                                         ----------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                             $  (492,588)$ (362,2650)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and Amortization                             64,405      48,023
    (Increase) decrease in:
       Accounts receivable                                    11,334      23,930
       Deposits, prepayments and other receivables            10,065       5,803
       Inventories                                                 -      (8,500)
    Increase (decrease) in:
       Accounts payable                                     (129,494)     21,177
       Accruals and other payable                            332,052     167,075
                                                         ----------- -----------

       NET CASH (USED BY) OPERATING ACTIVITIES              (204,226)   (104,757)
                                                         ----------- -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisitions of property and equipment                     (14,998)   (688,226)
  Abandonment of Assets                                       13,526           -
  Acquisitions of Goodwill                                   (17,587) (1,487,076)
                                                         ----------- -----------

  NET CASH (USED BY) INVESTING ACTIVITIES                    (19,059) (2,175,302)
                                                         ----------- -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase/(Decrease) in long term debt                            -     (55,007)
  Increase/(Decrease) in deposit (stock subscription)              -     (25,000)
  Increase/(Decrease) in debentures                         (803,000)          -
  Issued shares                                              970,952   2,377,628
                                                         ----------- -----------

  NET CASH PROVIDED BY FINANCING ACTIVITIES                  167,952   2,297,621
                                                         ----------- ------------

  NET INCREASE (DECREASE) IN CASH                            (55,333)     17,562

CASH, As of June 30                                           70,230      44,155
                                                         ----------- -----------

CASH, As of December 31                                  $    14,897 $    61,717
                                                         =========== ===========

                            * See accompanying notes.

                      Cyber Centers, Inc. and Subsidiaries
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000


NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited interim financial statements of Cyber Centers, Inc. (the "Company"), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto filed with the SEC on Form 8-K (File No. 000-28587). In the opinion of management, all adjustments, consisting of normal recurring adjustments necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year have been omitted.


NOTE 2: ASSETS HELD FOR SALE

     The Company acquired artwork and websites in October 1999 through the issuance of common stock valued at $3,060,350.

     In the fall of 2001, management decided to sell these assets, and has determined that the current carrying value of $3,060,350 approximates the net realizable value upon sale.

NOTE 3: GOODWILL AND INTANGIBLES

     The Company acquired Postal Connections of America Franchise Corp. and 7 retail stores during fiscal 2001 and 2000, in exchange for $535,000 cash and 1,986,000 shares valued at $3,465,000 in 2001 and $622,512 in cash and $55,007 in debt in 2000. The first store was acquired in December 1999.

     In June 2001, the Financial Accounting Standards Board issued FAS 142, Goodwill and Other Intangible Assets. Under FAS 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed at least annually for impairment. The amortization provisions of FAS 142 apply to goodwill and intangible assets acquired after June 30, 2001. With respect to goodwill and intangible assets acquired prior to July 1, 2001, the Company is required to adopt FAS 142 effective July 1, 2001. Changes in the estimated useful lives of intangible assets are not expected to result in a material effect on net income in 2002. As of December 31, 2001, the Company had goodwill and intangibles of $3,301,741. Pursuant to FAS 142, the Company will test its goodwill for impairment upon adoption and, if impairment is indicated, record such impairment as a cumulative effect of an accounting change. Management believes that no impairment is indicated for the six months ended December 31, 2001.

NOTE 4: INCOME TAX

     Income taxes are not due since the Company has had losses since inception. As of December 31, 2001, the Company had approximately $2,700,000 in accumulated operating losses, which will expire in fiscal 2020 and 2021. The Company made a provision for income taxes for one of the subsidiaries which recorded a profit for the period.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto authorized.



Dated: 05/07/2002                                 GLOBAL BUSINESS SERVICES, INC.



                                                  By/s/ STEPHEN M. THOMPSON
                                                 -------------------------------
                                                  STEPHEN M. THOMPSON, PRESIDENT